Exhibit 32.1

Certification of Chief Executive Officer of
Advance America, Cash Advance Centers, Inc.
Pursuant to 18 U.S.C. Section 1350
(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Advance America, Cash Advance Centers, Inc. (the “Company”) for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, Kenneth E. Compton, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KENNETH E. COMPTON
Kenneth E. Compton
President and Chief Executive Officer
August 8, 2007